                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                August 18, 1994
                                ---------------
                Date of Report (Date of earliest event reported)



                          UNION PLANTERS CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



       TENNESSEE                  0-10160                  62-0859007
- - ------------------------        ------------           -------------------
(State of incorporation)        (Commission            (I.R.S. Employer
                                File Number)           Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                           MEMPHIS, TENNESSEE  38018
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report).

ITEM 5.  OTHER EVENTS

ACQUISITIONS

     Item 7 (b) below presents Union Planters Corporation's (the Corporation) unaudited pro forma financial statements reflecting certain completed and pending acquisitions as of and for the six months ended June 30, 1994, and for the three years ended December 31, 1993.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)       Pro Forma Financial Information

          Index to Unaudited Pro Forma Financial Information

                                                                                                    PAGE
                                                                                                  --------
          (1)  Introduction                                                                        2

          (2)  Unaudited Pro Forma Consolidated Balance Sheets
               as of June 30, 1994                                                                 3 - 5

          (3)  Unaudited Pro Forma Consolidated Statements of
               Earnings for the Six Months Ended June 30, 1994                                     6 - 9

          (4)  Unaudited Pro Forma Consolidated Statements of
               Earnings for the Years Ended December 31, 1993,
               1992, and 1991                                                                     10 - 15

          (5)  Notes to Unaudited Pro Forma Consolidated
               Financial Statements                                                               16

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 Union Planters Corporation
                                            ------------------------------------
                                                        Registrant




Date:   August 19, 1994                           /s/ M. Kirk Walters
       -----------------                    ------------------------------------
                                                     M. Kirk Walters
                                               Senior Vice President, Treasurer
                                                 and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of June 30, 1994, and statements of earnings for the six-month period ended June 30, 1994, and for each of the three years ended December 31, 1993. The pro forma balance sheet presents certain acquisitions which were completed subsequent to June 30, 1994, as well as pending acquisitions, the consummation of which is considered by management to be probable (the probable acquisitions). The statement of earnings for the six-month period ended June 30, 1994 and for the twelve-month period ended December 31, 1993, present the pro forma impact of certain acquisitions completed in 1993 and 1994 and the probable acquisitions assuming that all of the acquisitions had been completed at January 1, 1993. Acquisitions accounted for as poolings of interests and completed in 1993 are included in the Corporation's 1993 results. Pro forma statements of earnings are also presented for the two years ended December 31, 1992, to reflect the pending acquisitions of BNF BANCORP, INC. (formerly BANCFIRST Corporation) (BNF), and Grenada Sunburst System Corporation (GSSC) which are expected to be accounted for as poolings of interests. Consummation of the BNF and GSSC acquisitions are considered probable and both meet the test for a significant subsidiary. With the exception of these two acquisitions, the pro forma impact of the other probable acquisitions expected to be accounted for as poolings of interests is not presented because the results of the entities acquired are not considered significant to consolidated results. The pro forma financial statements should be read in connection with the Corporation's 1993 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994. Additionally, the Corporation's Current Reports on Form 8-K dated February 8, 1994, April 14, 1994, May 18, 1994, July 1, 1994, July 26,
1994, and August 17, 1994 contain audited financial statements, unaudited interim financial statements, and other related information for BNF and GSSC.
Note 1 to these pro forma financial statements identifies (including the abbreviations for the company names heading the columns of the statements) the completed and probable acquisitions included herein.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 1994
(Dollars in thousands)

                                                         |---- ACQUISITIONS ----|
                                               UNION                    PROBABLE    PRO FORMA
                                              PLANTERS   CONSUMMATED    PENDING       TOTAL
                                             ----------  ------------  ----------  -----------
ASSETS
 Cash and due from banks                    $  283,892  $      6,890  $  129,908  $   420,690
 Interest-bearing deposits at financial
   institutions                                 10,489         2,235       5,270       17,994
 Federal funds sold and securities
   purchased under agreements to resell         24,993        15,100       1,130       41,223
 Trading account securities, at market         148,204             0           0      148,204
 Loans held for resale                           6,933             0      32,093       39,026
 Investment securities
   Available for sale, at fair value         2,331,859        29,535     223,206    2,584,600
   Held to maturity, at amortized cost         554,269        23,403     510,045    1,087,717
 Loans                                       3,349,133       140,765   1,926,653    5,416,551
   Less:  Unearned income                      (18,308)            0      (8,860)     (27,168)
          Allowance for losses on loans        (85,640)       (1,549)    (35,256)    (122,445)
                                            ----------  ------------  ----------  -----------
       Net loans                             3,245,185       139,216   1,882,537    5,266,938

 Premises and equipment                        150,185         3,318      59,457      212,960
 Accrued interest receivable                    58,415         1,131      22,224       81,770
 Goodwill and other intangibles                 45,193             0       1,274       46,467
 Other assets                                  107,237         1,398      35,844      144,479
                                            ----------  ------------  ----------  -----------
       Total assets                         $6,966,854  $    222,226  $2,902,988  $10,092,068
                                            ==========  ============  ==========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits
   Noninterest-bearing                      $  819,741  $      5,881  $  416,913  $ 1,242,535
   Certificates of deposit over $100,000       348,293             0     254,974      603,267
   Other interest-bearing                    4,410,816       176,848   1,905,512    6,493,176
                                            ----------  ------------  ----------  -----------
       Total deposits                        5,578,850       182,729   2,577,399    8,338,978

 Short-term borrowings                         506,516           316      28,082      534,914
 FHLB advances                                 167,140         9,259      17,000      193,399
 Long-term debt                                117,049             0      26,636      143,685
 Accrued interest, expenses, and taxes          46,694           477      15,921       63,092
 Other liabilities                              33,696         2,131      12,271       48,098
                                            ----------  ------------  ----------  -----------
       Total liabilities                     6,449,945       194,912   2,677,309    9,322,166
                                            ----------  ------------  ----------  -----------
 Shareholders' equity
   Preferred stock
     Convertible                                87,298             0           0       87,298
     Nonconvertible                             17,250             0           0       17,250
   Common stock                                109,070         7,718      81,242      198,030
   Additional paid-in capital                   88,851         1,462       2,257       92,570
   Net unrealized gain (loss) - available
     for sale securities                       (13,633)          411        (359)     (13,581)
   Retained earnings                           228,073        17,723     142,539      388,335
                                            ----------  ------------  ----------  -----------
       Total shareholders' equity              516,909        27,314     225,679      769,902
                                            ----------  ------------  ----------  -----------
       Total liabilities and
         shareholders' equity               $6,966,854  $    222,226  $2,902,988  $10,092,068
                                            ==========  ============  ==========  ===========




See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION
CONSUMMATED ACQUISITIONS COMBINED BALANCE SHEET
JUNE 30, 1994
(Dollars in thousands)



                                                                        PRO FORMA    COMBINED
                                                 LBI          EBI       ADJUSTMENTS    TOTAL
                                              ----------  -----------   ----------- ----------
ASSETS
  Cash and due from banks                    $    4,439  $      2,451  $        0  $     6,890
  Interest-bearing deposits at financial
    institutions                                  2,028           207           0        2,235
  Federal funds sold and securities
    purchased under agreements to resell         13,000         2,100           0       15,100
  Trading account securities, at market               0             0           0            0
  Loans held for resale                               0             0           0            0
  Investment securities
    Available for sale, at fair value            29,407           128           0       29,535
    Held to maturity, at amortized cost           5,328        18,075           0       23,403
  Loans                                         122,813        17,952           0      140,765
    Less:  Unearned income                            *             *           0            0
           Allowance for losses on loans         (1,213)         (336)          0       (1,549)
                                             ----------  ------------  ----------  -----------
        Net loans                               121,600        17,616           0      139,216

  Premises and equipment                          2,370           948           0        3,318
  Accrued interest receivable                     1,131             *           0        1,131
  Goodwill and other intangibles                      0             0           0            0
  Other assets                                      413           985           0        1,398
                                             ----------  ------------  ----------  -----------
        Total assets                         $  179,716  $     42,510  $        0  $   222,226
                                             ==========  ============  ==========  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits
    Noninterest-bearing                      $        *  $      5,881  $        0  $     5,881
    Certificates of deposit over $100,000             *             *           0            0
    Other interest-bearing                      147,541        29,307           0      176,848
                                             ----------  ------------  ----------  -----------
        Total deposits                          147,541        35,188           0      182,729

  Short-term borrowings                             316             0           0          316
  FHLB advances                                   9,259             0           0        9,259
  Long-term debt                                      0             0           0            0
  Accrued interest, expenses, and taxes             477             0           0          477
  Other liabilities                               1,558           573           0        2,131
                                             ----------  ------------  ----------  -----------
        Total liabilities                       159,151        35,761           0      194,912
                                             ----------  ------------  ----------  -----------
  Shareholders' equity
    Preferred stock
      Convertible                                     0             0           0            0
      Nonconvertible                                  0             0           0            0
    Common stock                                    679         1,000       6,039        7,718
    Additional paid-in capital                    5,501         2,000      (6,039)       1,462
    Net unrealized gain (loss)- available
      for sale securities                           411             0           0          411
    Retained earnings                            13,974         3,749           0       17,723
                                             ----------  ------------  ----------  -----------
        Total shareholders' equity               20,565         6,749           0       27,314
                                             ----------  ------------  ----------  -----------
        Total liabilities and
          shareholders' equity               $  179,716  $     42,510  $        0  $   222,226
                                             ==========  ============  ==========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION
PROBABLE PENDING ACQUISITIONS COMBINED BALANCE SHEET
JUNE 30, 1994
(Dollars in thousands)


                                                                                                  PRO FORMA    COMBINED
                                                  BNF          GSSC        OBION       MSB-ARK    ADJUSTMENTS   TOTAL
                                               ----------  ------------  ----------  -----------  ----------  ----------
 ASSETS
   Cash and due from banks                    $    3,743  $    119,705  $      885  $     5,575  $        0  $  129,908
   Interest-bearing deposits at financial
     institutions                                     43         1,143          31        4,053           0       5,270
   Federal funds sold and securities                                                                      0
     purchased under agreements to resell              0             0         375          755           0       1,130
   Trading account securities, at market               0             0           0            0           0           0
   Loans held for resale                           1,130        30,963           0            0           0      32,093
   Investment securities                                                                                  0
     Available for sale, at fair value            90,335       127,417       3,721        1,733           0     223,206
     Held to maturity, at amortized cost           7,245       461,221      12,319       29,260           0     510,045
   Loans                                         169,330     1,666,436      10,630       80,257           0   1,926,653
     Less:  Unearned income                            0        (8,680)       (180)           0           0      (8,860)
            Allowance for losses on loans         (1,159)      (33,132)       (213)        (752)          0     (35,256)
                                              ----------  ------------  ----------  -----------  ----------  ----------
         Net loans                               168,171     1,624,624      10,237       79,505           0   1,882,537

   Premises and equipment                          5,021        49,544         143        4,749           0      59,457
   Accrued interest receivable                     1,937        19,402         885            *           0      22,224
   Goodwill and other intangibles                      0             0          78        1,196           0       1,274
   Other assets                                      719        32,190          57        2,878           0      35,844
                                              ----------  ------------  ----------  -----------  ----------  ----------
         Total assets                         $  278,344  $  2,466,209  $   28,731  $   129,704  $        0  $2,902,988
                                              ==========  ============  ==========  ===========  ==========  ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits
     Noninterest-bearing                      $        *  $    397,065  $    2,466  $    17,382  $        0  $  416,913
     Certificates of deposit over $100,000             *       247,129       7,845            *           0     254,974
     Other interest-bearing                      227,425     1,566,511      14,419       97,157           0   1,905,512
                                              ----------  ------------  ----------  -----------  ----------  ----------
         Total deposits                          227,425     2,210,705      24,730      114,539           0   2,577,399

   Short-term borrowings                               0        27,585           0          497           0      28,082
   FHLB advances                                  17,000             0           0            0           0      17,000
   Long-term debt                                      0        25,071           0        1,565           0      26,636
   Accrued interest, expenses, and taxes           1,750         9,943         122        4,106           0      15,921
   Other liabilities                                 728         9,859          51        1,633           0      12,271
                                              ----------  ------------  ----------  -----------  ----------  ----------
         Total liabilities                       246,903     2,283,163      24,903      122,340           0   2,677,309
                                              ----------  ------------  ----------  -----------  ----------  ----------
   Shareholders' equity
     Preferred stock
       Convertible                                     0             0           0            0           0           0
       Nonconvertible                                  0             0           0            0           0           0
     Common stock                                     18         9,493         200        1,294      70,237      81,242
     Additional paid-in capital                   11,323        31,842       1,914          951     (43,773)      2,257
     Net unrealized gain (loss) - available
       for sale securities                          (355)            0          11          (15)          0        (359)
     Retained earnings                            20,455       141,711       1,703        5,134     (26,464)    142,539
                                              ----------  ------------  ----------  -----------  ----------  ----------
         Total shareholders' equity               31,441       183,046       3,828        7,364           0     225,679
                                              ----------  ------------  ----------  -----------  ----------  ----------
         Total liabilities and
           shareholders' equity               $  278,344  $  2,466,209  $   28,731  $   129,704  $        0  $2,902,988
                                              ==========  ============  ==========  ===========  ==========  ==========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1994
(Dollars in thousands)

                                                                  |-------------- ACQUISTIONS --------------|
                                                        UNION     CONSUMMATED  CONSUMMATED   PROBABLE     PRO FORMA
                                                      PLANTERS     PURCHASES     POOLING      PENDING       TOTAL
Interest income                                      -----------  -----------  -----------  -----------  -----------
  Interest and fees on loans                      $     132,678 $      1,630 $      3,455 $     76,081 $    213,844
  Interest on investment securities
    Taxable                                              57,612          704          552       17,209       76,077
    Tax-exempt                                           13,680           36          378        2,626       16,720
  Interest on deposits at financial institutions            218            1            0          149          368
  Interest on federal funds sold and securities
    purchased under agreements to resell                  1,299         (163)           0          297        1,433
  Interest on trading account securities                  3,978            0           84            0        4,062
  Interest on loans held for resale                         829            0            0        1,760        2,589
                                                    -----------  -----------  -----------  -----------  -----------
      Total interest income                             210,294        2,208        4,469       98,122      315,093
                                                    -----------  -----------  -----------  -----------  -----------
Interest expense
  Interest on deposits                                   74,595        1,115        1,782       34,530      112,022
  Interest on short-term borrowings                       5,815            0            0          642        6,457
  Interest on FHLB advances and long-term debt            7,659            8          113        1,236        9,016
                                                    -----------  -----------  -----------  -----------  -----------
      Total interest expense                             88,069        1,123        1,895       36,408      127,495
                                                    -----------  -----------  -----------  -----------  -----------
      Net interest income                               122,225        1,085        2,574       61,714      187,598
Provision for losses on loans                                 -          144           30        1,800        1,974
                                                    -----------  -----------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                             122,225          941        2,544       59,914      185,624
                                                    -----------  -----------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                    15,364           58          137        9,224       24,783
  Bank card income                                        3,944            0            0            0        3,944
  Mortgage servicing income                               3,323            0            0            0        3,323
  Trust service income                                    3,007            0            0        1,006        4,013
  Profits and commissions on trading activities           2,841            0            0            0        2,841
  Investment securities gains                               101            0            2          163          266
  Other income                                           10,735            7          419        6,093       17,254
                                                    -----------  -----------  -----------  -----------  -----------
      Total noninterest income                           39,315           65          558       16,486       56,424
                                                    -----------  -----------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                         49,664          749          943       28,680       80,036
  Net occupancy expense                                   8,595           63          191        4,036       12,885
  Equipment expense                                       8,648           56           79        4,231       13,014
  Other expense                                          43,754          610        1,078       17,005       62,447
                                                    -----------  -----------  -----------  -----------  -----------
      Total noninterest expense                         110,661        1,478        2,291       53,952      168,382
                                                    -----------  -----------  -----------  -----------  -----------
      Earnings before income taxes, extraordinary
        items, and accounting changes                    50,879         (472)         811       22,448       73,666
Applicable income taxes                                  14,994            4          525        7,109       22,632
                                                    -----------  -----------  -----------  -----------  -----------
      Earnings before extraordinary items
        and accounting changes                    $      35,885 $       (476)$        286 $     15,339 $     51,034
                                                    ===========  ===========  ===========  ===========  ===========


Earnings per common share
  Primary                                         $        1.44                                        $       1.17
  Fully diluted                                            1.33                                                1.13
Weighted average shares outstanding
  (in thousands)
    Primary                                              21,905                                              39,697
    Fully diluted                                        26,387                                              44,179



See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1994
(Dollars in thousands)


                                                                                PRO FORMA    PURCHASE
                                                         TBI          ACB      ADJUSTMENTS     TOTAL
                                                     -----------  -----------  -----------  -----------
Interest income
  Interest and fees on loans                       $      1,384  $       251  $        (5)  $    1,630
  Interest on investment securities
    Taxable                                                 581            5          118          704
    Tax-exempt                                               36                         0           36
  Interest on deposits at financial institutions              1                         0            1
  Interest on federal funds sold and securities
    purchased under agreements to resell                      7            6         (176)        (163)
  Interest on trading account securities                      0                         0            0
  Interest on loans held for resale                           0                         0            0
                                                    -----------  -----------  -----------  -----------
      Total interest income                               2,009          262          (63)       2,208
                                                    -----------  -----------  -----------  -----------
Interest expense
  Interest on deposits                                    1,043          110          (38)       1,115
  Interest on short-term borrowings                           0            0            0            0
  Interest on FHLB advances and long-term debt                8            0            0            8
                                                    -----------  -----------  -----------  -----------
      Total interest expense                              1,051          110          (38)       1,123
                                                    -----------  -----------  -----------  -----------
      Net interest income                                   958          152          (25)       1,085
Provision for losses on loans                                 4          140            0          144
                                                    -----------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                                 954           12          (25)         941
                                                    -----------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                        39           19            0           58
  Bank card income                                            0            0            0            0
  Mortgage servicing income                                   0            0            0            0
  Trust service income                                        0            0            0            0
  Profits and commissions on trading activities               0            0            0            0
  Investment securities gains                                 0            0            0            0
  Other income                                                5            2            0            7
                                                    -----------  -----------  -----------  -----------
      Total noninterest income                               44           21            0           65
                                                    -----------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                            690           59            0          749
  Net occupancy expense                                      62            *            1           63
  Equipment expense                                          72           31          (47)          56
  Other expense                                             420           56          134          610
                                                    -----------  -----------  -----------  -----------
      Total noninterest expense                           1,244          146           88        1,478
                                                    -----------  -----------  -----------  -----------
      Earnings before income taxes, extraordinary
        items, and accounting changes                      (246)        (113)        (113)        (472)
Applicable income taxes (credit)                             48            0          (44)           4
                                                    -----------  -----------  -----------  -----------
      Earnings before extraordinary items
        and accounting changes                      $      (294) $      (113) $       (69)  $     (476)
                                                    ===========  ===========  ===========  ===========



See the accompanying notes to the unaudited pro forma consolidated financial statements.

NION PLANTERS CORPORATION AND SUBSIDIARIES
ONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
IX MONTHS ENDED JUNE 30, 1994
Dollars in thousands)


                                                                                 POOLING
                                                         LBI          EBI         TOTAL
                                                     -----------  -----------  -----------
Interest income
  Interest and fees on loans                        $     2,565   $      890   $    3,455
  Interest on investment securities
    Taxable                                                 520           32          552
    Tax-exempt                                                *          378          378
  Interest on deposits at financial institutions              0            0            0
  Interest on federal funds sold and securities
    purchased under agreements to resell                      0            0            0
  Interest on trading account securities                      0           84           84
  Interest on loans held for resale                           0            0            0
                                                    -----------  -----------  -----------
      Total interest income                               3,085        1,384        4,469
                                                    -----------  -----------  -----------
Interest expense
  Interest on deposits                                    1,309          473        1,782
  Interest on short-term borrowings                           0            0            0
  Interest on FHLB advances and long-term debt              113            0          113
                                                    -----------  -----------  -----------
      Total interest expense                              1,422          473        1,895
                                                    -----------  -----------  -----------
      Net interest income                                 1,663          911        2,574
Provision for losses on loans                                30            0           30
                                                    -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                               1,633          911        2,544
                                                    -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                         *          137          137
  Bank card income                                            *            0            0
  Mortgage servicing income                                   *            0            0
  Trust service income                                        *            0            0
  Profits and commissions on trading activities               *            0            0
  Investment securities gains                                 *            2            2
  Other income                                              399           20          419
                                                    -----------  -----------  -----------
      Total noninterest income                              399          159          558
                                                    -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                            601          342          943
  Net occupancy expense                                     191            *          191
  Equipment expense                                           *           79           79
  Other expense                                             841          237        1,078
                                                    -----------  -----------  -----------
      Total noninterest expense                           1,633          658        2,291
                                                    -----------  -----------  -----------
      Earnings before income taxes, extraordinary
        items, and accounting changes                       399          412          811
Applicable income taxes                                     330          195          525
                                                    -----------  -----------  -----------
      Earnings before extraordinary items
        and accounting changes                      $        69  $       217  $       286
                                                    ===========  ===========  ===========

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION
PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
SIX MONTHS ENDED JUNE 30, 1994
(Dollars in thousands)

                                                                                                          PRO FORMA
                                                         BNF         OBION        GSSC        MSB-ARK    ADJUSTMENTS     TOTAL
                                                     -----------  -----------  -----------  -----------  -----------  -----------
Interest income
  Interest and fees on loans                        $     6,584   $      453   $   66,050   $    2,994   $        0   $   76,081
  Interest on investment securities
    Taxable                                               2,848          418       13,269          674            0       17,209
    Tax-exempt                                                *           66        2,538           22            0        2,626
  Interest on deposits at financial institutions              *            *           11          138            0          149
  Interest on federal funds sold and securities                                                                   0
    purchased under agreements to resell                      *           23          263           11            0          297
  Interest on trading account securities                      *            *            *            *            0            0
  Interest on loans held for resale                           *            *        1,760            *            0        1,760
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Total interest income                               9,432          960       83,891        3,839            0       98,122
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Interest expense
  Interest on deposits                                    3,880          409       28,927        1,314            0       34,530
  Interest on short-term borrowings                           0            *          522          120            0          642
  Interest on FHLB advances and long-term debt              455            *          684           97            0        1,236
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Total interest expense                              4,335          409       30,133        1,531            0       36,408
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Net interest income                                 5,097          551       53,758        2,308            0       61,714
Provision for losses on loans                                 0            -        1,775           25            0        1,800
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Net interest income after provision
        for losses on loans                               5,097          551       51,983        2,283            0       59,914
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Noninterest income
  Service charges on deposit accounts                       295           46        8,594          289            0        9,224
  Bank card income                                            0            0            *            0            0            0
  Mortgage servicing income                                   0            0            *            0            0            0
  Trust service income                                        0            0          996           10            0        1,006
  Profits and commissions on trading activities               0            0            0            0            0            0
  Investment securities gains (losses)                      106            0         (101)         158            0          163
  Other income                                              326            5        5,595          167            0        6,093
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Total noninterest income                              727           51       15,084          624            0       16,486
                                                    -----------  -----------  -----------  -----------  -----------  -----------
Noninterest expense
  Salaries and employee benefits                          1,508          182       25,914        1,076            0       28,680
  Net occupancy expense                                     395           26        3,615            *            0        4,036
  Equipment expense                                           *            *        3,890          341            0        4,231
  Other expense                                           1,361          142       14,676          826            0       17,005
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Total noninterest expense                           3,264          350       48,095        2,243            0       53,952
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Earnings before income taxes, extraordinary
        items, and accounting changes                     2,560          252       18,972          664            0       22,448
Applicable income taxes                                     943           89        5,821          256            0        7,109
                                                    -----------  -----------  -----------  -----------  -----------  -----------
      Earnings before extraordinary items
        and accounting changes                      $     1,617  $       163  $    13,151  $       408  $         0  $    15,339
                                                    ===========  ===========  ===========  ===========  ===========  ===========




   See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
YEAR ENDING DECEMBER 31, 1993
(Dollars in thousands)

                                                             |-------------- ACQUISTIONS -----------|
                                                  UNION      CONSUMMATED   CONSUMMATED     PROBABLE     PRO FORMA
                                                 PLANTERS     PURCHASES      POOLINGS      PENDING        TOTAL
Interest income                                ------------  ------------  ------------  ------------  ------------
  Interest and fees on loans                  $    241,072   $    10,045   $    32,738   $   142,738   $   426,593
  Interest on investment securities
    Taxable                                        116,025         2,848        10,660        37,573       167,106
    Tax-exempt                                      24,448           320           566         5,544        30,878
  Interest on deposits at financial institution      1,634             1           207           446         2,288
  Interest on federal funds sold and securities
    purchased under agreements to resell             4,602          (478)         1,042           564        5,730
  Interest on trading account securities             6,194             0             0             0         6,194
  Interest on loans held for resale                  3,239             0             0         4,096         7,335
                                              ------------  ------------  ------------  ------------  ------------
      Total interest income                        397,214        12,736        45,213       190,961       646,124
                                              ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                             146,800         6,273        19,491        70,076       242,640
  Interest on short-term borrowings                  6,287             0           284           949         7,520
  Interest on FHLB advances and long-term debt      11,460            15           118         2,178        13,771
                                              ------------  ------------  ------------  ------------  ------------
      Total interest expense                       164,547         6,288        19,893        73,203       263,931
                                              ------------  ------------  ------------  ------------  ------------
      Net interest income                          232,667         6,448        25,320       117,758       382,193
Provision for losses on loans                        9,689         3,128         1,534         6,911        21,262
                                              ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                        222,978         3,320        23,786       110,847       360,931
                                              ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts               28,721           578         2,445        18,657        50,401
  Profits and commissions on trading activities      8,720             0            51             0         8,771
  Investment securities gains                        4,581           239           128           (56)        4,892
  Other income                                      44,715           243         1,687        14,931        61,576
                                              ------------  ------------  ------------  ------------  ------------
      Total noninterest income                      86,737         1,060         4,311        33,532       125,640
                                              ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                    98,920         1,989        10,266        53,740       164,915
  Net occupancy expense                             15,909           376         2,169         9,103        27,557
  Equipment expense                                 15,735           380           250         7,307        23,672
  Other expense                                     93,916         3,399         9,324        29,884       136,523
                                              ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                    224,480         6,144        22,009       100,034       352,667
                                              ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes               85,235        (1,764)        6,088        44,345       133,904
Applicable income taxes                             23,967           284         2,206        14,134        40,591
                                              ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                $     61,268  $     (2,048) $      3,882  $     30,211  $     93,313
                                              ============  ============  ============  ============  ============

Earnings per common share
  Primary                                     $       2.69                                            $       2.13
  Fully diluted                                       2.49                                                    2.07
Weighted average shares outstanding
  (in thousands)
    Primary                                         19,622                                                  39,630
    Fully diluted                                   23,852                                                  44,228



   See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands)


                                                                 FIRST         FARMERS                    PRO FORMA   PURCHASE
                                                 ACB     TBI    FEDERAL   FSB   UNION     FCB    ERIN    ADJUSTMENTS    TOTAL
                                               ------  ------  --------  ----  -------  ------  -------  -----------  --------
Interest income
  Interest and fees on loans                   $1,590  $4,633  $ 1,813    223  $  973   $ 330   $  614     $(131)     $10,045
  Interest on investment securities
    Taxable                                        52   1,652      173    115     264      30      381       181        2,848
    Tax-exempt                                      0      95        0     20      27       3      175         0          320
  Interest on deposits at financial institution     0       0        0      0       0      (2)       3         0            1
  Interest on federal funds sold and securities
    purchased under agreements to resell           50       0        0     15      21       2       33      (599)        (478)
  Interest on trading account securities            0       0        0      0       0       0        0         0            0
  Interest on loans held for resale                 0       0        0      0       0       0        0         0            0
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
      Total interest income                     1,692   6,380    1,986    373   1,285     363    1,206      (549)      12,736
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
Interest expense
  Interest on deposits                            751   3,358    1,051    159     616     153      455      (270)       6,273
  Interest on short-term borrowings                 0       0        0      0       0       0        0         0            0
  Interest on FHLB advances and long-term debt     15       0        0      0       0       0        0         0           15
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
      Total interest expense                      751   3,373    1,051    159     616     153      455      (270)       6,288
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
      Net interest income                         941   3,007      935    214     669     210      751      (279)       6,448
Provision for losses on loans                      20      68    2,650     35     334       0       21         0        3,128
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
      Net interest income after provision
        for losses on loans                       921   2,939   (1,715)   179     335     210      730      (279)       3,320
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
Noninterest income
  Service charges on deposit accounts             148     125      150     13      60      34       48         0          578
  Profits and commissions on trading activities             0        0      0       0       0        0         0            0
  Investment securities gains (losses)                    308      134     17    (210)      0      (10)        0          239
  Other income                                     67      33       68     26      30       3       16         0          243
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
      Total noninterest income                    215     466      352     56    (120)     37       54         0        1,060
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
Noninterest expense
  Salaries and employee benefits                  343     976        *     55     268     171      176         0        1,989
  Net occupancy expense                           118     201        *     13      40       9       22       (27)         376
  Equipment expense                                 *     397        *     14      91      17        *      (139)         380
  Other expense                                   330   1,002      806     71     147     288      218       537        3,399
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
   Total noninterest expense                      791   2,576      806    153     546     485      416       371        6,144
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
   Earnings before income taxes, extraordinary
        items, and accounting changes             345     829   (2,169)    82    (331)   (238)     368      (650)      (1,764)
Applicable income taxes (credit)                  114     274      160     24    (143)      0      109      (254)         284
                                               ------  ------  --------  ----  -------  ------  -------    ------     --------
      Earnings before extraordinary items
        and accounting changes                 $  231  $  555  $(2,329)  $ 58  $ (188)  $(238)  $  259     $(396)     $(2,048)
                                               ======  ======  ========  ====  =======  ======  =======    ======     ========

*Not available.  Combined with other caption

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1993
(Dollars in thousands)

                                                                                                                       POOLING
                                                   MSB           FNBS          CBI           LBI           EBI          TOTAL
                                               ------------  ------------  ------------  ------------  ------------  ------------
Interest income
  Interest and fees on loans                  $      9,839  $      6,207  $      2,687  $     10,932  $      3,073  $     32,738
  Interest on investment securities
    Taxable                                          2,871         5,225           636         1,478           450        10,660
    Tax-exempt                                         439            36            24             *            67           566
  Interest on deposits at financial institution          1           111             2            53            40           207
  Interest on federal funds sold and securities
    purchased under agreements to resell               196           121            60           476           189         1,042
  Interest on trading account securities                 0             0             0             0             0             0
  Interest on loans held for resale                      0             0             0             0             0             0
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Total interest income                         13,346        11,700         3,409        12,939         3,819        45,213
                                              ------------  ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                               5,887         5,311         1,397         5,982           914        19,491
  Interest on short-term borrowings                    281             1             2             0             0           284
  Interest on FHLB advances and long-term debt           0             0             0           118             0           118
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Total interest expense                         6,168         5,312         1,399         6,100           914        19,893
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Net interest income                            7,178         6,388         2,010         6,839         2,905        25,320
Provision for losses on loans                        1,147             0           128           259             0         1,534
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                          6,031         6,388         1,882         6,580         2,905        23,786
                                              ------------  ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  938           636           194           382           295         2,445
  Profits and commissions on trading activities          0             0            51             0             0            51
  Investment securities gains (losses)                (185)          287             4            12            10           128
  Other income                                         515           170           131           833            38         1,687
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Total noninterest income                       1,268         1,093           380         1,227           343         4,311
                                              ------------  ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                     2,882         3,724           688         2,002           970        10,266
  Net occupancy expense                              1,040           423           127           389           190         2,169
  Equipment expense                                      *           250             *             *             *           250
  Other expense                                      3,068         2,953           414         2,025           864         9,324
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                      6,990         7,350         1,229         4,416         2,024        22,009
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                  309           131         1,033         3,391         1,224         6,088
Applicable income taxes (credit)                       (15)           85           363         1,301           472         2,206
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                $        324  $         46  $        670  $      2,090  $        752  $      3,882
                                              ============  ============  ============  ============  ============  ============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION
   PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
   YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)


                                                                                                        PRO FORMA      PROBABLE
                                                     BNF         OBION         GSSC        MSB-ARK     ADJUSTMENTS      TOTAL
                                                 ---------    ----------   -----------   -----------   -----------   -----------
Interest income
  Interest and fees on loans                     $  13,187    $      928   $   122,482   $     6,141   $         0   $   142,738
  Interest on investment securities
    Taxable                                          6,574           818        29,036         1,145             0        37,573
    Tax-exempt                                           *           128         5,377            39             0         5,544
  Interest on deposits at financial institution          *             *           108           338             0           446
  Interest on federal funds sold and securities                                                                  0
    purchased under agreements to resell                 *            46           490            28             0           564
  Interest on trading account securities                 *             *             *             *             0             0
  Interest on loans held for resale                      *             *         4,096             *             0         4,096
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Total interest income                         19,761         1,920       161,589         7,691             0       190,961
                                                 ---------  ------------  ------------  ------------  ------------  ------------
Interest expense
  Interest on deposits                               7,687           799        58,710         2,880             0        70,076
  Interest on short-term borrowings                      0             0           943             6             0           949
  Interest on FHLB advances and long-term debt         898             0           895           385             0         2,178
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Total interest expense                         8,585           799        60,548         3,271             0        73,203
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Net interest income                           11,176         1,121       101,041         4,420             0       117,758
Provision for losses on loans                           54             -         6,815            42             0         6,911
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Net interest income after provision
        for losses on loans                         11,122         1,121        94,226         4,378             0       110,847
                                                 ---------  ------------  ------------  ------------  ------------  ------------
Noninterest income
  Service charges on deposit accounts                  553            53        17,258           793             0        18,657
  Profits and commissions on trading activities          0             0             0             0             0             0
  Investment securities gains (losses)                 151            (2)         (237)           32             0           (56)
  Other income                                         475            57        13,814           585             0        14,931
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Total noninterest income                       1,179           108        30,835         1,410             0        33,532
                                                 ---------  ------------  ------------  ------------  ------------  ------------
Noninterest expense
  Salaries and employee benefits                     2,730           384        48,733         1,893             0        53,740
  Net occupancy expense                              1,183            64         7,100           756             0         9,103
  Equipment expense                                      *             *         7,307             *             0         7,307
  Other expense                                      1,926           244        26,222         1,492             0        29,884
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Total noninterest expense                      5,839           692        89,362         4,141             0       100,034
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Earnings before income taxes, extraordinary
        items, and accounting changes                6,462           537        35,699         1,647             0        44,345
Applicable income taxes                              2,366           176        11,087           505             0        14,134
                                                 ---------  ------------  ------------  ------------  ------------  ------------
      Earnings before extraordinary items
        and accounting changes                   $   4,096  $        361  $     24,612  $      1,142  $          0  $     30,211
                                                 =========  ============  ============  ============  ============  ============


* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR-ENDED DECEMBER 31, 1992
(Dollars in thousands)

                                                                                               PRO FORMA
                                                        UPC           BNF           GSSC         TOTAL
 Interest income                                    ------------  ------------  ------------  ------------
   Interest and fees on loans                     $     198,197  $     14,028  $    103,751  $    315,976
   Interest on investment securities
     Taxable                                            106,139         7,221        29,407       142,767
     Tax-exempt                                          16,148             *         6,090        22,238
   Interest on deposits at financial institutions         3,999             *           916         4,915
   Interest on federal funds sold and securities
     purchased under agreements to resell                 4,280             0           970         5,250
   Interest on trading account securities                 6,648             0             0         6,648
   Interest on loans held for resale                      3,457             *         3,689         7,146
                                                   ------------  ------------  ------------  ------------
       Total interest income                            338,868        21,249       144,823       504,940
                                                   ------------  ------------  ------------  ------------
 Interest expense
   Interest on deposits                                 137,605         9,527        61,903       209,035
   Interest on short-term borrowings                      6,942             0         1,098         8,040
   Interest on FHLB advances and long-term debt           4,868           621            66         5,555
                                                   ------------  ------------  ------------  ------------
       Total interest expense                           149,415        10,148        63,067       222,630
                                                   ------------  ------------  ------------  ------------
       Net interest income                              189,453        11,101        81,756       282,310
 Provision for losses on loans                           18,557           637         7,988        27,182
                                                   ------------  ------------  ------------  ------------
       Net interest income after provision
         for losses on loans                            170,896        10,464        73,768       255,128
                                                   ------------  ------------  ------------  ------------
 Noninterest income
   Service charges on deposit accounts                   20,843           492        14,255        35,590
   Profits and commissions from trading activities       10,168             0             0        10,168
   Investment securities gains                           13,246           117           656        14,019
   Other income                                          40,700           546        10,424        51,670
                                                   ------------  ------------  ------------  ------------
       Total noninterest income                          84,957         1,155        25,335       111,447
                                                   ------------  ------------  ------------  ------------
 Noninterest expense
   Salaries and employee benefits                        74,772         2,473        39,519       116,764
   Net occupancy expense                                 13,136           961         5,892        19,989
   Equipment expense                                     12,225             *         5,961        18,186
   Other expense                                         99,085         2,186        23,254       124,525
                                                   ------------  ------------  ------------  ------------
       Total noninterest expense                        199,218         5,620        74,626       279,464
                                                   ------------  ------------  ------------  ------------
       Earnings before income taxes, extraordinary
         items, and accounting changes                   56,635         5,999        24,477        87,111
 Applicable income taxes                                 15,196         2,415         6,250        23,861
                                                   ------------  ------------  ------------  ------------
       Earnings before extraordinary items
         and accounting changes                    $     41,439  $      3,584  $     18,227  $     63,250
                                                   ============  ============  ============  ============
 Earnings per common share
   Primary                                         $       2.10                              $       1.77
   Fully diluted                                           2.02                                      1.75
 Weighted average shares outstanding
   (in thosands)
     Primary                                             16,765                                    32,305
     Fully diluted                                       19,609                                    35,149

*  Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR-ENDED DECEMBER 31, 1991
(Dollars in thousands)

                                                                                              PRO FORMA
                                                       UPC           BNF           GSSC         TOTAL
 Interest income                                   ------------  ------------  ------------  ------------
   Interest and fees on loans                     $    213,222   $    14,445   $   114,269   $   341,936
   Interest on investment securities
     Taxable                                            79,253         7,086        35,612       121,951
     Tax-exempt                                         13,354             *         6,620        19,974
   Interest on deposits at financial institutions        7,525             *         2,373         9,898
   Interest on federal funds sold and securities
     purchased under agreements to resell                6,606             0         2,185         8,791
   Interest on trading account securities                5,419             0             0         5,419
   Interest on loans held for resale                     4,671             *         1,479         6,150
                                                  ------------  ------------  ------------  ------------
       Total interest income                           330,050        21,531       162,538       514,119
                                                  ------------  ------------  ------------  ------------
 Interest expense
   Interest on deposits                                160,252        13,043        86,223       259,518
   Interest on short-term borrowings                    12,809             0         1,574        14,383
   Interest on FHLB advances and long-term debt          4,974            30           192         5,196
                                                  ------------  ------------  ------------  ------------
       Total interest expense                          178,035        13,073        87,989       279,097
                                                  ------------  ------------  ------------  ------------
       Net interest income                             152,015         8,458        74,549       235,022
 Provision for losses on loans                          24,835           446         8,922        34,203
                                                  ------------  ------------  ------------  ------------
       Net interest income after provision
         for losses on loans                           127,180         8,012        65,627       200,819
                                                  ------------  ------------  ------------  ------------
 Noninterest income
   Service charges on deposit accounts                  19,394           474        13,758        33,626
   Profits and commissions from trading activities      14,707             0             0        14,707
   Investment securities gains (losses)                  3,344            47          (767)        2,624
   Other income                                         33,705           410         7,017        41,132
                                                  ------------  ------------  ------------  ------------
       Total noninterest income                         71,150           931        20,008        92,089
                                                  ------------  ------------  ------------  ------------
 Noninterest expense
   Salaries and employee benefits                       69,756         2,197        36,537       108,490
   Net occupancy expense                                10,556           987         5,871        17,414
   Equipment expense                                    10,627             *         5,450        16,077
   Other expense                                        73,832         1,646        21,016        96,494
                                                  ------------  ------------  ------------  ------------
       Total noninterest expense                       164,771         4,830        68,874       238,475
                                                  ------------  ------------  ------------  ------------
       Earnings before income taxes, extraordinary
         items, and accounting changes                  33,559         4,113        16,761        54,433
 Applicable income taxes                                 6,051         1,487         3,999        11,537
                                                  ------------  ------------  ------------  ------------
       Earnings before extraordinary items        $     27,508  $      2,626  $     12,762  $     42,896
         and accounting changes                   ============  ============  ============  ============

 Earnings per common share
   Primary                                        $       1.59                              $       1.30
   Fully diluted                                          1.58                                      1.30
 Weighted average shares outstanding
   (in thousands)
     Primary                                            16,632                                    32,172
     Fully diluted                                      16,986                                    32,526

* Not available. Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.  CONSUMMATED ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect the consummated and the probable acquisitions listed below. The unaudited pro forma consolidated balance sheet gives effect to these transactions at June 30, 1994 as if they had occurred on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had occurred January 1, 1993, except for the acquisitions of BNF BANCORP, INC. (formerly BANCFIRST Corporation) (BNF) and Grenada Sunburst System Corporation (GSSC) which are presented assuming the transactions occurred January 1, 1991. The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated. For the probable acquisitions expected to be accounted for as poolings of interests, except BNF and GSSC, statements of earnings for periods prior to 1993 are not presented because the transactions are not significant.

ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED IN 1993 AND INCLUDED IN THE CORPORATION'S 1993 BALANCE SHEET AND STATEMENTS OF EARNINGS

                                                     DATE                      SHARES               TOTAL ASSETS
     INSTITUTION                                   ACQUIRED                    ISSUED            AT JANUARY 1, 1993
- - --------------------------                         --------                    ------            ------------------
                                                                                                   (IN MILLIONS)
Garrett Bancshares Inc.                            5/31/93                     613,088                $ 173.7
Hogue Holding Company, Inc.                         9/1/93                     219,274                   38.5
Central State Bancorp, Inc.                         9/1/93                     630,355                  107.8
First Financial Services, Inc.                     10/1/93                     447,906                   86.0
                                                                             ---------                -------
     Total                                                                   1,910,623                $ 406.0
                                                                             =========                =======

ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED IN 1993

                                 DATE                                       PURCHASE         RESULTING
    INSTITUTION                ACQUIRED           CONSIDERATION              PRICE           GOODWILL       TOTAL ASSETS
- - ---------------------          --------       ---------------------        ---------        ----------      ------------
                                                                               (DOLLARS IN MILLIONS)
Bank of East Tennessee          1/1/93        648,786 Shares of               $25.3           $7.0              $231
(BOET) in Morristown, TN (a)                  Series E Preferred Stock

Security Trust Federal          1/1/93        Cash                             22.0            3.0               261
Savings and Loan
Association in
Knoxville, TN and
SaveTrust Federal
Savings Bank in
Dyersburg, TN (Security
Trust/SaveTrust)

First Federal Savings          2/26/93        625,000 Shares of                  NM (b)          - (c)           187
Bank of Maryville, TN                         Common Stock
(Maryville)(b)                                (Conversion/Acquisition)

First State                    3/12/93        Cash and Common Stock             3.9             .4                34
Bancshares, Inc. (FSB),                       (90,162 Shares)
Parent Company of
First State Bank of
Fayette County in
Somerville, TN
(Somerville)

First Cumberland Bank          3/15/93        Cash                               .2              -                20
in Madison, TN

Farmers Union Bank in           4/1/93        Cash                              9.5            4.2                78
Ripley, TN
(Farmers Union)

Erin Bank & Trust               6/1/93        259,736 Shares of                 8.3            2.1                43
Company in Erin, TN                           Series E Preferred Stock
(Erin)

(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million). On January 1, 1993, the Corporation purchased an additional 43.93% of the common stock of BOET in exchange for Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET in exchange for the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a federal mutual savings bank which, incidental to a conversion/acquisition, converted to a federal stock charter. All of the stock of Maryville was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of a public offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 million of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

NM - Not meaningful

ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED SUBSEQUENT TO DECEMBER 31, 1993 AND THROUGH AUGUST 18, 1994

                                                                                                             APPROXIMATE
         INSTITUTION                                     DATE ACQUIRED                SHARES ISSUED          TOTAL ASSETS
- - ---------------------------------                        -------------                -------------          ------------
                                                                                                             (IN MILLIONS)
Mid-South Bancorp. Inc., Parent                              1/1/94                      839,542                $ 185
Company of Simpson County Bank
in Franklin, KY; Adairville Banking
Company in Adairville, KY; General
Trust Company in Nashville, TN;
The Peoples Bank of Elk Valley
in Fayetteville, TN; and First
Citizens Bank in Franklin, Columbia
and Mt. Pleasant, TN (MSB) (a)

First National Bancorp of                                    3/1/94                      974,886                  170
Shelbyville, Inc., Parent Company
of First National Bank of
Shelbyville in Shelbyville, TN
(FNB) (a)

Clin-Ark Bancshares, Inc.,                                   4/1/94                      217,768                   50
Parent Company of First National
Bank of Clinton in Clinton, AR (CBI) (a)

Liberty Bancshares, Inc.,                                    7/1/94                    1,223,353                  181
Parent Company of Liberty
Federal Savings Bank in
Paris, Tennessee (LBI)

Earle Bancshares, Inc.,                                      8/1/94                      320,112                   43
Parent Company of
First Southern Bank in
Earle, Arkansas (EBI)

                                                                                       ---------                -----
     Total                                                                             3,575,661                $ 629
                                                                                       =========                =====

(a) Included in the Corporation's June 30, 1994 balance sheet and statement of earnings.

ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED SUBSEQUENT TO DECEMBER 31, 1993 AND THROUGH AUGUST 18, 1994

                                          DATE                                PURCHASE      RESULTING        APPROXIMATE
         INSTITUTION                     ACQUIRED       CONSIDERATION           PRICE       INTANGIBLES      TOTAL ASSETS
- - ---------------------------------        --------       -------------         --------      -----------     -------------
                                                                                                            (IN MILLIONS)
Anderson County Bank in
Clinton, TN (ACB)                         3/1/94        Cash                   $ 2.5            $ .7            $ 22

Assumption of liabilities and
purchase of assets from the RTC (A)      4/19/94        Cash                      .4              .4              15

Tennessee Bancorp, Inc., Parent           5/1/94        Cash equal to           13.5             5.9              98
Company of Tennessee National                           1.5 times net
Bank in Columbia, Tennessee (TBI)                       book value at
                                                        closing


(A) Two subsidiaries of the Corporation assumed approximately $14 million of deposits (including accrued interest) and acquired assets (primarily loans) from the Resolution Trust Corporation and simultaneously sold certain loans to a third party. The pro forma impact of this acquisition is not presented since it was a failed institution.

PROBABLE ACQUISITIONS AT AUGUST 18, 1994

                                                                        METHOD OF               TOTAL
         INSTITUTION                        CONSIDERATION               ACCOUNTING              ASSETS
- - ---------------------------------           -------------               ----------              ------
                                                                                            (IN MILLIONS)

BNF BANCORP. INC., Parent                   Approximately               Pooling of            $  278
Company of BANKFIRST, a                     2,054,000 shares            Interests
federal savings bank in                     of the Corporation's
Decatur, Alabama (BNF)                      Common Stock

Grenada Sunburst System                     Approximately               Pooling of             2,466
Corporation, Parent Company of              13,486,000 shares of        Interests
Sunburst Bank, Mississippi, in              the Corporation's
Grenada; and Sunburst Bank,                 Common Stock
Louisiana, in Baton Rouge (GSSC)

Mid South Bancshares, Inc.,                 Approximately               Pooling of               130
Parent Company of Security Bank             523,000 shares of           Interests
in Paragould, Arkansas, and                 the Corporation's
Farmers and Merchants Bank in               Common Stock
Rey, Arkansas (MSB-ARK)

Commercial Bancorp, Inc.,                   Approximately               Pooling of                29
Parent Company of The Commercial            185,000 shares of           Interests
Bank of Obion, Tennessee (Obion)            the Corporation's
                                            Common Stock


NOTE 2.  REORGANIZATION OF UPNB

     As of July 1, 1994, the Corporation formed four new regional bank subsidiaries, Union Planters Bank of East Tennessee, National Association (Knoxville); Union Planters Bank of Middle Tennessee, National Association (Nashville); Union Planters Bank of Chattanooga, National Association (Chattanooga); and Union Planters Bank of Jackson, National Association (Jackson) (collectively, the Regional Banks). UPC injected equity of $101.7 million into the Regional Banks with a majority of the funds ($98 million) provided by a dividend from Union Planters National Bank (UPNB). Each of the Regional Banks purchased from UPNB, at book value, substantially all of the assets and assumed the liabilities of the UPNB branches located in its region. While the separation of the branches previously held by UPNB had no material impact on the consolidated financial condition of UPC, it will promote the identification of individual branch operations within their local communities. UPNB continues to operate branches located in Memphis and West Tennessee.


NOTE 3. EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS AND REORGANIZATIONS

     In connection with pending acquisitions, particularly the GSSC acquisition, and possible internal and acquisition-related reorganizations, management anticipates that possible significant expenses (e.g., elimination of duplicate facilities, staff reductions, elimination of duplicate functions, write-off of impaired assets, etc.) may be incurred in the third and fourth quarters of 1994 upon completion of ongoing financial, due diligence, and strategic reviews and assessments of the post-merger operating environment of the Corporation. It is preliminarily estimated that at least $2 million of such expense will be incurred in the third quarter and those expenses have not been considered in the accompanying pro forma financial statements. Any additional charges which may be incurred in either the third or fourth quarter as a result of the completion of the studies cannot be estimated at this time. Additionally, management of the Corporation expects significant future cost savings from the combined operations of the Corporation and GSSC once that acquisition is consummated. Preliminary studies indicate that there are significant savings opportunities and management expects that they will be realized once the recommendations are implemented; however, the final savings which may actually be realized cannot be estimated at this time.

NOTE 4.  THIRD QUARTER 1994 EARNINGS CONSIDERATION

     The Corporation is evaluating its available for sale (AFS) investment portfolio in light of the rising interest rate environment in the first half of 1994. Selective restructurings of the AFS investment portfolio to increase book yields are expected in the last half of 1994. It is currently estimated that the losses recognized would be in a range of $2.5 million to $5 million after taxes. These losses have already been recognized on the Corporation's balance sheet by a reduction in shareholders' equity under SFAS No. 115, adopted January 1, 1994. The higher book yields in the investment portfolio after the restructurings are expected to increase the Corporation's future earnings, and any losses are expected to be earned back over a shorter time period than the original maturity of the securities being sold. The restructurings are expected to enhance the liquidity and flexibility of the Corporation's balance sheet.

NOTE 5.  UNAUDITED PRO FORMA ADJUSTMENTS

     The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously as of June 30, 1994, for the unaudited pro forma consolidated balance sheet and for the six-month period ended June 30, 1994 and for the three years ended December 31, 1993, for the unaudited pro forma consolidated statements of earnings. The adjustments for the probable acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available; however, the amounts not reflected are not expected to be material.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                        UNION PLANTERS CORPORATION AND
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS


                                                                                JUNE 30, 1994
                                                                                DEBIT (CREDIT)
                                                                           ------------------------
                                                                            (DOLLARS IN THOUSANDS)
   (11)  COMMON STOCK
            TO ELIMINATE COMMON STOCK                                        $ 1,679
            ISSUANCE OF COMMON STOCK                                          (7,718)
                                                                             -------
              TOTAL                                                                         (6,039)

   (12)  ADDITIONAL PAID-IN CAPITAL
            TO ELIMINATE SURPLUS                                               7,501
            EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED      (1,462)
                                                                             -------
              TOTAL                                                                          6,039
                                                                                           -------
                                                                                           $     0
                                                                                           =======


                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                         PROBABLE PENDING ACQUISITIONS
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS



                                                                                       JUNE 30, 1994
                                                                                       DEBIT (CREDIT)
                                                                               -----------------------------
                                                                                   (DOLLARS IN THOUSANDS)
  (1) COMMON STOCK
           TO ELIMINATE COMMON STOCK                                                 $  11,005
           ISSUANCE OF COMMON STOCK                                                    (81,242)
                                                                                     ---------
             TOTAL                                                                                (70,237)

  (2) ADDITIONAL PAID-IN CAPITAL
           TO ELIMINATE SURPLUS                                                         46,030
           EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                 (2,257)
                                                                                     ---------
             TOTAL                                                                                 43,773

  (3) RETAINED EARNINGS
           TO ELIMINATE RETAINED EARNINGS                                              146,845
           EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED               (120,381)
                                                                                     ---------
             TOTAL                                                                                 26,464
                                                                                                 --------
                              TOTAL                                                              $      0
                                                                                                 ========


                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS


                                                                                       SIX               TWELVE
                                                                                      MONTHS             MONTHS
                                                                                      ENDED              ENDED
                                                                                     06/30/94           12/31/93
                                                                                    ----------         ----------
                                                                                        (DOLLARS IN THOUSANDS)
  (1) INTEREST INCOME - INTEREST AND FEES ON LOANS
        AMORTIZATION OF THE WRITE-UP OF LOANS TO FAIR MARKET VALUE                      $   5              $ 131

  (2) INTEREST INCOME - INVESTMENT SECURITIES
        ACCRETION OF THE NET WRITE-DOWN OF INVESTMENT SECURITIES
          TO FAIR MARKET VALUE                                                           (118)              (181)

  (3) INTEREST INCOME - FEDERAL FUNDS SOLD
        REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
          SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                               176                599

  (4) INTEREST EXPENSE - DEPOSITS
        AMORTIZATION OF THE WRITE-UP OF DEPOSITS TO FAIR MARKET VALUE                     (38)              (270)

  (5) NET OCCUPANCY EXPENSE
        AMORTIZATION OF FAIR VALUE ADJUSTMENT                                  $  1                 $3
        ADJUST DEPRECIATION DUE TO WRITE-DOWN OF EQUIPMENT                        -                 30
        REVERSAL OF DEPRECIATION DUE TO THE ALLOCATION OF NEGATIVE GOODWILL       -                (60)
                                                                               ----              -----
           TOTAL                                                                            1                (27)

  (6) EQUIPMENT EXPENSE
        ADJUST DEPRECIATION DUE TO THE SALE OF IDLE ASSETS                       (1)                 -
        ADJUST DEPRECIATION DUE TO WRITE-DOWN OF EQUIPMENT                      (46)              (139)
                                                                               ----              -----
          TOTAL                                                                           (47)              (139)

  (7) OTHER EXPENSE
        GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                       134                537

  (8) APPLICABLE INCOME TAXES
        TAX EFFECT OF ABOVE ADJUSTMENTS, ASSUMING A 39% TAX RATE                          (44)              (254)
                                                                                        -----              -----
               TOTAL                                                                    $  69              $ 396
                                                                                        =====              =====

NOTE 6.  UNAUDITED PRO FORMA CAPITAL RATIOS

     The following table summarizes the Corporation's unaudited capital ratios as of June 30, 1994, and the unaudited pro forma capital ratios assuming consummation of all completed and probable acquisitions as of June 30, 1994.

                                                                  As Adjusted for the
                                      Actual                          Acquisitions
                                     --------                     -------------------
Shareholders' Equity
  to Assets                           7.42%                             7.63%

Leverage Ratio                        7.18%                             7.41%

Tier 1 Capital to
  risk-weighted assets*              14.56%                            13.85%

Total Capital to
  risk-weighted assets*              18.02%                            16.50%



*Based on estimated risk-weighted assets of the acquisitions consummated subsequent to June 30, 1994, and all pending acquisitions.